UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (786) 629-1376

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2026, Relmada Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of Nevada to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 200,000,000 shares (the “Charter Amendment”).

The Charter Amendment was approved by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). held on May 27, 2026. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2026, the Company held its Annual Meeting. Of the 104,888,223 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 66,571,711 shares, or approximately 63.47% of the eligible common stock, were present either in person or by proxy and voted. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: Election of Directors.

Stockholders elected the following nominees as directors to hold office until the 2029 Annual Meeting (i.e. as a Class II Director) and until his successor is elected and qualified or until his earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Charles J. Casamento (Class II, 36 month term)	33,859,106	20,888,478	11,824,127
Sergio Traversa (Class II, 36 month term)	54,124,764	622,820	11,824,127

The continuing Class I Director is Fabiana Fedeli. The continuing Class III Directors are Paul Kelly and John Glasspool.

Proposal 2: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Withheld	Broker Non-Votes
66,097,327	104,854	369,530	-

Proposal 3: Approval of an Amendment to the 2021 Plan.

Stockholders approved the proposed amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of the Company’s common stock available for issuance pursuant to awards under the 2021 Plan by 3,000,000 to an aggregate of 18,052,942 (including awards previously granted). The 2021 Plan is described in more detail in the Company’s 2026 Proxy Statement, which was filed with the Securities and Exchange Commission on April 17, 2026.

For	Against	Withheld	Broker Non-Votes
36,480,855	18,181,681	85,048	11,824,127

Proposal 4:   Approval of the Charter Amendment

Stockholders approved the proposed amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 150,000,000 to 200,000,000. The Charter Amendment is described in more detail in the Company’s 2026 Proxy Statement, which was filed with the Securities and Exchange Commission on April 17, 2026

For	Against	Withheld	Broker Non-Votes
65,072,921	1,170,378	328,412	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2026	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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